Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Collaboration revenue	$ 82,538	$ 0
Operating expenses:
Research and development	697,276	179,426
Selling, general and administrative	115,925	38,693
Total operating expenses	813,201	218,119
Loss from operations	(730,663)	(218,119)
Other income (expense):
Interest and other income	525	3,717
Change in fair value of derivative liabilities	(20,116)	0
Transaction costs	(4,516)	0
Other expense	(5,184)	(45)
Loss before income taxes	(759,954)	(214,447)
Income tax expense (benefit)	(4,501)	2
Net loss	$ (755,453)	$ (214,449)
Basic and diluted net loss per share—Class A and Class B	$ (1.22)	$ (0.79)
Basic and diluted weighted-average shares outstanding—Class A and Class B	620,816,420	270,940,197